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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                                   __________

         Date of Report (Date of earliest event reported): March 9, 2005


                             ADEPT TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



         California                 0-27122                     94-2900635
(State or other jurisdiction  (Commission file number)       (I.R.S. Employer
      of incorporation)                                   Identification Number)


           3011 Triad Drive
            Livermore, CA                                        94550
(Address of principal executive offices)                       (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (925) 245-3400

                                      None
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01. Entry into a Material Definitive Agreement

Amendment of 2004 Director Option Plan and Director Compensation
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     On March 9, 2005, the Board of Directors of Adept Technology, Inc.
("Adept") approved increases to the initial and annual option grants available to non-employee directors under the 2004 Director Option Plan. The size of initial option grants to new directors was increased from 3,000 shares (giving effect to the one-for-five reverse stock split effected by Adept on February 25,
2005) to 10,000 shares, and annual director option grants from 1,000 (post-reverse stock split) to 2,000 shares. In addition, the Board approved a change the date of the annual grant, for the fiscal year ended June 30, 2005 only, to March 9, 2005, rather than the first meeting of the Board following Adept's annual meeting of shareholders (which was held on November 4, 2004). For all future periods, the Plan provides for the annual director option grant to be made on the date of the first meeting of the Board following Adept's annual meeting of shareholders. The foregoing amendments are subject to shareholder approval at Adept's 2005 annual meeting of shareholders. The amendments did not increase the total number of authorized shares under the 2004 Director Option Plan.

     The Amended and Restated 2004 Director Option Plan is attached as Exhibit
10.1 hereto and is incorporated herein by this reference.

Executive Officer Compensation
------------------------------

     On March 9, 2005, Adept's Board of Directors voted to increase the annual base salaries of certain executive officers, effective April 1, 2005, as follows:

     1.   Robert H. Bucher: increase of 13% to $340,000
     2.   Robert R. Strickland: increase of 7% to $230,050
     3.   Matthew Murphy: increase of 12% to $268,800
     4.   John Dulchinos: increase of 7% to $169,060
     5.   Lee Blake: increase of 7% to $192,600
     6.   Gordon Deans: increase of 17% to $149,877
     7.   Joachim Melis: increase of 5% to $128,842

     Adept does not have written employment agreements with any of its officers except for Robert Bucher, its Chief Executive Officer. A summary of the compensation of all of Adept's executive officers (which summary reflects the foregoing salary increases) is attached as Exhibit 10.2 hereto and is incorporated herein by this reference.

Item 8.01. Other Events.

Cash Bonus Plan
----------------

     For purposes of satisfying the Securities and Exchange Commission's requirements with respect to Regulation S-K 601(b)(10) in light of the amendments to the requirements for Current Reports on Form 8-K effective August 23, 2004, Adept is filing the attached copy of its Cash Bonus Plan, which is attached hereto as Exhibit 10.3 and is incorporated herein by this reference.

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Form of Option Agreement under 2001 Stock Option Plan
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     For purposes of satisfying the Securities and Exchange Commission's requirements with respect to Regulation S-K 601(b)(10) in light of the amendments to the requirements for Current Reports on Form 8-K effective August 23, 2004, Adept is filing the attached form of option agreement under the 2001 Stock Option Plan, which is attached hereto as Exhibit 10.4 and is incorporated herein by this reference.

Summary of Director Compensation
--------------------------------

     For purposes of satisfying the Securities and Exchange Commission's requirements with respect to Regulation S-K 601(b)(10) in light of the amendments to the requirements for Current Reports on Form 8-K effective August 23, 2004, Adept is filing the attached summary of non-employee director compensation, which is attached hereto as Exhibit 10.5 and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits

     10.1 Amended and Restated 2004 Director Option Plan
     10.2 Summary of Executive Officer Compensation
     10.3 Cash Bonus Plan
     10.4 Form of Option Agreement under 2001 Stock Option Plan
     10.5 Summary of Non-Employee Director Compensation

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ADEPT TECHNOLOGY, INC.


Date: March 15, 2005                               By: /s/ Robert R. Strickland
                                                       -------------------------
                                                       Robert R. Strickland
                                                       Chief Financial Officer